As filed with the Securities and Exchange Commission on November 25, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22570

Brookfield Global Listed Infrastructure Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  September 30, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments (Unaudited)
September 30, 2015

	Shares	Value
COMMON STOCKS - 140.0%
AUSTRALIA - 11.1%
Airports - 8.3%
Sydney Airport 1	4,225,000	$17,756,764
Toll Roads - 2.8%
Macquarie Atlas Roads Group	2,156,500	5,923,671
Total AUSTRALIA		23,680,435
BERMUDA - 1.7%
Transportation - 1.7%
Teekay Corp. 1	125,255	3,712,558
Total BERMUDA		3,712,558
BRAZIL - 2.9%
Electric Utilities & Generation - 0.5%
Tractebel Energia SA	117,400	997,360
Electricity Transmission & Distribution - 1.3%
Alupar Investimento SA	770,800	2,863,888
Toll Roads - 1.1%
CCR SA	737,800	2,262,996
Total BRAZIL		6,124,244
CANADA - 6.2%
Midstream - 0.6%
Gibson Energy, Inc.	104,700	1,312,575
Pipelines - 5.6%
Inter Pipeline Ltd. 1	411,900	7,599,084
Pembina Pipeline Corp. 1	177,300	4,266,094
Total Pipelines		11,865,178
Total CANADA		13,177,753
FRANCE - 9.2%
Communications - 3.3%
Eutelsat Communications SA 1	231,928	7,113,517
Electric Utilities & Generation - 5.9%
Engie 1	771,000	12,475,220
Total FRANCE		19,588,737
ITALY - 14.0%
Electric Utilities & Generation - 1.8%
ACEA SpA	284,500	3,842,083
Pipelines - 8.4%
Snam SpA 1	3,489,000	17,919,190
Toll Roads - 3.8%
Atlantia SpA 1	285,400	7,983,449
Total ITALY		29,744,722
MEXICO - 5.5%
Airports - 4.7%
Grupo Aeroportuario del Pacifico SAB de CV	115,654	10,043,393
Pipelines - 0.8%
Infraestructura Energetica Nova SAB de CV	380,300	1,556,754
Total MEXICO		11,600,147
PORTUGAL - 7.1%
Electric Utilities & Generation - 7.1%
EDP - Energias de Portugal SA	4,110,300	15,058,290
Total PORTUGAL		15,058,290
SINGAPORE - 4.8%
Ports - 4.8%
Hutchison Port Holdings Trust	18,452,900	10,160,093
Total SINGAPORE		10,160,093
SPAIN - 16.6%
Electric Utilities & Generation - 2.4%
Saeta Yield SA	551,100	5,084,100
Electricity Transmission & Distribution - 6.5%
Red Electrica Corp. SA 1	167,100	13,875,354
Pipelines - 2.3%
Enagas SA	175,000	5,018,246
Toll Roads - 5.4%
Ferrovial SA 1	476,956	11,408,926
Total SPAIN		35,386,626

SWITZERLAND - 3.5%
Airports - 3.5%
Flughafen Zuerich AG 1			10,700	7,447,492
Total SWITZERLAND				7,447,492
UNITED KINGDOM - 3.6%
Electric Utilities & Generation - 1.8%
Infinis Energy PLC			1,900,000	3,865,820
Water - 1.8%
United Utilities Group PLC 1			265,150	3,716,331
Total UNITED KINGDOM				7,582,151
UNITED STATES - 53.8%
Diversified - 4.9%
Macquarie Infrastructure Corp. 1			138,100	10,310,546
Electric Utilities & Generation - 2.4%
Pattern Energy Group, Inc. 1			265,800	5,074,122
Midstream - 16.1%
Azure Midstream Partners LP			42,900	253,968
Crestwood Equity Partners LP 1			1,646,600	3,754,248
EQT Midstream Partners LP 1			86,500	5,737,545
Sunoco Logistics Partners LP			114,800	3,290,168
Targa Resources Partners LP 1			442,261	12,843,259
The Williams Companies, Inc. 1			223,500	8,235,975
Total Midstream				34,115,163
Pipelines - 20.3%
Enbridge Energy Management LLC 1,2			650,864	15,477,546
Energy Transfer Partners LP 1			339,900	13,959,693
NuStar Energy LP			167,716	7,517,031
Sempra Energy 1			63,900	6,180,408
Total Pipelines				43,134,678
Rail - 4.8%
Union Pacific Corp. 1			116,200	10,273,242
Telecommunications - 5.3%
American Tower Corp. 1			128,900	11,340,622
Total UNITED STATES				114,248,373
Total COMMON STOCKS
(Cost $317,936,425)				297,511,621
	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BOND - 1.0%
AUSTRALIA - 1.0%
Pipelines - 1.0%
APT Pipelines Ltd. 3	6.64%	9/30/72	AUD 2,919	$2,131,026
Total AUSTRALIA				2,131,026
Total CORPORATE BOND
(Cost $3,058,525)				2,131,026
Total Investments - 141.0%
(Cost $320,994,950)				299,642,647
Liabilities in Excess of Other Assets - (41.0)%				(87,092,765)
TOTAL NET ASSETS - 100.0%				$212,549,882

AUD -- Australian Dollar
The following notes should be read in conjunction with the accompanying Schedule of Investments.
1-- All or a portion of this security is pledged as collateral for credit facility.
2-- Non-income producing security.
3-- Variable rate security - Interest rate shown is the rate in effect as of September 30, 2015.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Brookfield Investment Management Inc.’s (the “Adviser”) Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. As of September 30, 2015, there were no Fund securities that were fair valued by the Adviser’s Valuation Committee.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2015:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$23,680,435	$-	$23,680,435
Bermuda	3,712,558	-	-	3,712,558
Brazil	6,124,244	-	-	6,124,244
Canada	13,177,753	-	-	13,177,753
France	-	19,588,737	-	19,588,737
Italy	-	29,744,722	-	29,744,722
Mexico	11,600,147	-	-	11,600,147
Portugal	-	15,058,290	-	15,058,290
Singapore	-	10,160,093	-	10,160,093
Spain	-	35,386,626	-	35,386,626
Switzerland	-	7,447,492	-	7,447,492
United Kingdom	3,865,820	3,716,331	-	7,582,151
United States	114,248,373	-	-	114,248,373
Total Common Stocks	152,728,895	144,782,726	-	297,511,621
Corporate Bond:
Australia	-	2,131,026	-	2,131,026
Total	$152,728,895	$146,913,752	$-	$299,642,647

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$779,033	$-	$-	$779,033
Total Liabilities - Other	$779,033	$-	$-	$779,033
  Financial Instruments
* Other financial instruments include forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amount of $92,560,000. As of September 30, 2015, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the nine months ended September 30, 2015, there was a transfer from Level 2 to Level 1 of $997,360, which represents a security that was previously priced using the adjusted price and currently priced using the market close price. There were no additional transfers between levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

During the nine months ended September 30, 2015, the Fund did not invest in any Level 3 securities.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All forward contracts were entered into with JPMorgan Chase as the counterparty. As of September 30, 2015, the following forward contract was outstanding:

Settlement Date	Currency to be Delivered	U.S. $ Value at September 30, 2015	Currency to be Received	Unrealized Appreciation
11/02/15	88,000,000 Euros	$98,381,127	99,160,160 U.S. Dollars	$779,033

Credit facility: The Fund established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the nine months ended September 30, 2015, the average interest rate paid on the line of credit was 0.99% of the average total line of credit amount available to the Fund. Effective June 2, 2015, the Fund increased its total line of credit amount from $90 million to $120 million.

Total line of credit amount available	$ 120,000,000
Line of credit outstanding at September 30, 2015	92,560,000
Line of credit amount unused at September 30, 2015	27,440,000
Average balance outstanding during the period	99,708,718
Interest expense incurred on line of credit during the period	764,838

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations and forward currency contracts, at September 30, 2015 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 320,994,950	$ 27,306,880	$ (48,659,183)	$ (21,352,303)

Item 2. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 3. Exhibits

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brookfield Global Listed Infrastructure Income Fund Inc.

By (Signature and Title) /s/ Brian F. Hurley
                                            Brian F. Hurley
                                            President and Principal Executive Officer

Date:   November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Brian F. Hurley
                                            Brian F. Hurley
                                            President and Principal Executive Officer

Date:   November 25, 2015

By (Signature and Title) /s/ Angela W. Ghantous
                                           Angela W. Ghantous
                                           Treasurer and Principal Financial Officer

Date:   November 25, 2015